VANGUARD
OHIO TAX-FREE
FUND

Semiannual Report - May 31, 1998

[PHOTO]

[THE VANGUARD GROUP LOGO]

OUR CREW MAKES THE DIFFERENCE

Throughout our history, The Vanguard Group has received considerable attention as the low-cost provider of mutual funds. While such accolades are gratifying, we are most proud, not of our low operating expenses or the billions of dollars we manage, but of our sterling reputation created by the Vanguard crew.

           We recognize that it is our crew members--more than 7,000 highly motivated men and women--who form the cornerstone of our operations. We could not survive long--let alone prosper--without them. That's why we chose this fiscal year's fund reports to celebrate the spirit, enthusiasm, and achievements of our crew. (We call those who work at Vanguard crew members, not employees, because they operate as a team to accomplish our mission of serving you, our clients.)

           But while we prize the collective contributions of our crew, we also take time to recognize the importance of the individual. Each calendar quarter, we present our Award For Excellence to a handful of crew members who have demonstrated particular excellence in the performance of their jobs and who embody "The Vanguard Spirit." Our report cover shows only a few of the more than 300 crew members who have received this distinction since 1984.

           They, along with the rest of our valiant crew, look forward to serving you in the years ahead.

[PHOTO]                            [PHOTO]
John C. Bogle                      John J. Brennan
Senior Chairman                    Chairman & CEO

CONTENTS
A MESSAGE TO OUR SHAREHOLDERS .........................................        1

THE MARKETS IN PERSPECTIVE ............................................        3

REPORT FROM THE ADVISER ...............................................        5

PERFORMANCE SUMMARIES .................................................        7

PORTFOLIO PROFILES ....................................................        8

FINANCIAL STATEMENTS ..................................................       11

All comparative mutual fund data are from Lipper Analytical Services, Inc., or Morningstar unless otherwise noted.

DEAR SHAREHOLDER,

           Prices of municipal bonds nudged higher during the first half of Vanguard Ohio Tax-Free Fund's 1998 fiscal year, reflecting a slight easing in long-term interest rates and docile inflation. These higher prices, combined with six months of interest income, gave investors in tax-exempt securities a solid return for the half-year ended May 31, 1998.

           In this environment, the +1.7% earned by our Money Market Portfolio and the +3.8% return of our Insured Long-Term Portfolio outpaced the returns of their peers. The table at right presents each Portfolio's six-month return as well as those of average competing mutual funds.

-------------------------------------------------------
                                        TOTAL RETURNS
                                       SIX MONTHS ENDED
                                        MAY 31, 1998
-------------------------------------------------------
MONEY MARKET PORTFOLIO                     +1.7%
Average Ohio Tax-Exempt
  Money Market Fund                        +1.6
-------------------------------------------------------
INSURED LONG-TERM PORTFOLIO                +3.8%
Average Ohio Municipal Bond Fund           +3.4
-------------------------------------------------------

           The total return (capital change plus reinvested dividends) of the Insured Long-Term Portfolio is based on an increase in net asset value from $11.72 per share on November 30, 1997, to $11.87 per share on May 31, 1998, adjusted for dividends totaling $0.297 per share paid from net investment income. The Money Market Portfolio's net asset value remained at $1 per share, as is expected but not guaranteed. On May 31, the Insured Long-Term Portfolio's yield stood at 4.54%, and the Money Market Portfolio's yield at 3.56%.

THE PERIOD IN REVIEW

A storybook environment that featured solid economic growth, declining interest rates, and well-behaved inflation showed no signs of fading during the half-year. As a result, the six-month period was a good one for bonds and even better for stocks.

           The decline in interest rates was particularly helpful. Yields on long-term U.S. Treasury bonds declined on balance during the half-year by approximately 25 to 30 basis points (0.25 to 0.30 percentage point). The yield on the 30-year Treasury bond ended the period at 5.80%, down from 6.05% on November 30, 1997, while rates on 3-month T-bills declined by 19 basis points, from 5.20% to 5.01%. The rate decline stemmed from remarkably good inflation news--consumer prices were up just 0.8% during the period--and a conviction among market participants that one consequence of Asia's continuing economic crisis would be to keep a lid on inflation and interest rates in the United States.

           Yields on high-grade, long-term municipal bonds fell on balance to 5.22% on May 31, down from 5.36% on November 30, 1997. The yield on top-grade (MIG-1) short-term municipal notes declined to 3.65%, from 3.80% six months earlier.

           Despite the good news for bonds, stocks continued to lead the party. The Standard & Poor's 500 Composite Stock Price Index returned +15.1% for the six months, a spectacular return for such a brief period.

           Our low expenses explained the advantage achieved by our Money Market Portfolio, which returned +1.7%, over the average Ohio tax-exempt money market mutual fund, which returned +1.6%.

           The +3.8% total return achieved by the Insured Long-Term Portfolio consisted of a +2.5% income return and a +1.3% capital return that reflected slightly lower interest rates. The Portfolio's performance topped the +3.4% return of the average Ohio municipal bond fund and exactly matched the return of the unmanaged Lehman Brothers Municipal Bond Index. This national Index, which exists outside the "real world" of operating expenses and transaction costs, is a tough standard for all state tax-exempt funds.

           In reviewing the results of the past six months, it's important to remember that the interest rate environment is not always so friendly to bond investors. During periods when interest rates are on the rise, existing bond prices fall and thus diminish, rather than augment, a fund's total return.

           Also, we urge you to keep in mind that our six-month performance accounts for only half of the year's interest income, whereas bond prices react immediately to interest rate changes. However, over time, unpredictable changes in interest rates tend to even out, leaving the rate of interest income as the chief source of long-term bond returns. That's why investors should consider a full year's interest income as part of a semiannual review. Over the twelve months ended May 31, 1998--a period when interest rates generally declined--our Insured Long-Term Portfolio provided a total return of +8.94%, consisting of an income return of +5.36% and a capital return of +3.58%.

           For Vanguard Ohio Tax-Free Fund, our excellent long-term performance is largely a function of two elements: our low expenses and our disciplined management approach. For our shareholders, these factors are significant and durable advantages that we expect to continue. Our Portfolios have annualized expense ratios (expenses as a percentage of average net assets) of about 0.20%, compared with 1.03% charged by the average long-term state tax-exempt fund and 0.53% for the average state tax-exempt money market fund.

           Our cost advantage allows us to offer a portfolio of higher-quality bonds without compromising the yields earned by our shareholders. Our Insured Long-Term Portfolio invests in bonds that carry private insurance guaranteeing the payment of principal and interest in the event of an issuer's default. This insurance comes at the cost of slightly lower gross yields, but our lower costs more than make up the difference, thus enabling our Portfolio to provide net returns that are fully competitive with those of uninsured municipal bond portfolios.

IN SUMMARY

While it's enjoyable to bask in the glow of the financial markets' recent stellar performance, it's important to remember that the markets are still subject to cycles. Interest rates cannot--and will not--march lower indefinitely. Nor will stocks sustain their above-average performance forever.

       Given that financial markets are not a one-way street, we reiterate our belief that a balanced portfolio of stock funds, bond funds, and money market funds can help investors "stay the course" toward their investment objectives--no matter what the market environment.

       We look forward to reporting to you in further detail in our 1998 annual report six months hence.

/s/ JOHN C. BOGLE                                   /s/ JOHN J. BRENNAN

John C. Bogle                                       John J. Brennan
Senior Chairman                                     Chairman and
                                                    Chief Executive Officer
June 16, 1998

THE MARKETS IN PERSPECTIVE
Six Months Ended May 31, 1998

           The U.S. financial markets turned in another excellent performance during the half- year ended May 31. The stock market's gains would have been good even for a full year, and the bond market chalked up solid returns.

           Consumer spending was the economy's locomotive. Americans spent freely on houses, automobiles, and just about everything else. Their spirits were buoyed by a very strong job market--the nation's unemployment rate was 4.3% in May, tying a 28-year low--and by higher wages (average hourly earnings in May were 4.3% higher than a year before). Growth in the consumer sector, which accounts for two-thirds of all economic activity, was more than enough to offset the negative effects of Asia's financial and economic crisis. A strong rise in the value of the U.S. dollar since mid-1997 in relation to most Asian currencies has cut into U.S. exports to Asia while lowering the cost of Asian goods for American buyers. The upshot is intensifying competition for U.S. companies, some of which have blamed the Asian crisis for reduced profits.

           The silver lining in the Asian cloud is that, by offsetting some of the strength elsewhere in the U.S. economy, it has reduced inflationary pressures. Ordinarily, low unemployment, rising wages, and a rapidly growing economy might be expected to push up consumer prices. But thanks in part to lower-priced Asian imports, inflation has been remarkably well behaved--the Consumer Price Index rose just 0.8% during the six months ended May 31. Benign inflation and a conviction that the Asian situation will keep the Federal Reserve Board from raising interest rates anytime soon allowed interest rates to decline.

-----------------------------------------------------------------------
                                                  TOTAL RETURNS
                                           PERIODS ENDED MAY 31, 1998
                                           ----------------------------
                                           6 MONTHS  1 YEAR    5 YEARS*
-----------------------------------------------------------------------
EQUITY
   S&P 500 Index                             15.1%     30.7%     22.2%
   Russell 2000 Index                         6.5      21.2      16.1
   MSCI EAFE Index                           16.2      11.4       9.8
-----------------------------------------------------------------------
FIXED INCOME
   Lehman Aggregate Bond Index                4.1%     10.9%      7.1%
   Lehman 10-Year Municipal Bond Index        3.8       9.3       6.9
   Salomon Brothers Three-Month
      U.S. Treasury Bill Index                2.7       5.3       4.9
-----------------------------------------------------------------------
   OTHER
   Consumer Price Index                       0.8%      1.7%      2.5%
-----------------------------------------------------------------------

*Annualized

U.S. EQUITY MARKETS

Stock prices rose in each of the first five months of the period before declining in May. Gains were largest for large-capitalization stocks. The S&P 500 Index, which is dominated by large-cap stocks, earned a total return of 15.1%, while the rest of the stock market, as measured by the Wilshire 4500 Equity Index, returned 10.4%. The Russell 2000 Index, focusing on small-cap stocks, gained 6.5%.

           Stock prices were supported by declining interest rates and the surprisingly low inflation rate, which led to an expansion of price/earnings multiples investors were willing to pay for stocks. The news on corporate earnings, another key fundamental in stock valuation, was not so positive. Corporate earnings in the January-March quarter were up by less than 5% from the previous year, and securities analysts steadily reduced their estimates of earnings for the full year. Concern about meager growth in profits--partly because of increased competition from Asia--was a factor in the stock market's decline from record highs set in late April.

           The consumer spending boom was reflected in the stock market's performance. The best-performing sector was auto & transportation stocks. This segment of the S&P 500 Index earned 28.6% for the six months. The consumer discretionary sector, which makes up 10% of the Index, was up 23.0% for the half-year, and health-care stocks, which make up nearly 12% of the S&P 500, gained 22.2%. Lower oil prices were to blame for the two weakest sectors--integrated oil companies (up 8.2%) and the "other energy" group (down 6.3%).

U.S. FIXED-INCOME MARKETS

The decline in interest rates during the period meant that bond investors saw modest price increases along with their interest income. The Lehman Brothers Aggregate Bond Index, a yardstick for the overall taxable bond market, earned 4.1%, bringing its return over the past 12 months to 10.9%, a superb inflation-adjusted return of 9.2%. Bonds benefited from both an easing of inflation fears and, reportedly, from a "flight to quality" by Asian investors who some analysts believe bought U.S. Treasury securities to protect themselves from further declines in their currencies versus the U.S. dollar.

           The rate decline was more pronounced for longer-term bonds. While yields on 3-month Treasury bills declined 19 basis points (0.19 percentage point) during the half-year, yields on 10- and 30-year Treasuries fell by 32 and 25 basis points, respectively, to 5.55% and 5.80%. The flattening of the yield curve during the period signaled that market participants expect interest rates to remain stable or to decline further. No one knows whether that expectation will prove correct, but investors certainly are being paid very little to bear the higher risk of price fluctuations that comes with longer-term bonds. As of May 31, the yield on 10-year Treasuries was only 2 basis points higher than the 5.53% yield on 3-year Treasuries, even though the price of a 10-year note is three times more sensitive to changes in interest rates than that of a 3-year note.

INTERNATIONAL EQUITY MARKETS

Europe's stock markets made Wall Street's bull market look like a mere calf during the first half of the fiscal year, while Asian markets slumped under the weight of falling currencies and weakening economic activity. Overall, the Morgan Stanley Capital International Europe, Australasia, Far East Index rose 16.2% in U.S. dollar terms. Its European component was up a remarkable 29.7% in U.S. dollar terms and an even- stronger 32.7% in local currencies. A strengthening in the dollar versus other currencies slightly cut returns for American investors.

           Several factors were credited for Europe's bull market, including a recovery in economic activity across the continent and an increase in U.S.-style efforts to boost shareholder value, including share repurchases, corporate restructurings, and mergers. In addition, investors seemed pleased at the smooth progress toward the January 1, 1999, adoption by 11 countries of a common currency, the euro.

           In the Pacific, stock markets were, on balance, down 2.7% in local-currency terms. But a weakening of the Japanese yen and several other currencies versus the U.S. dollar resulted in a decline of 9.9% in U.S. dollar terms. Japan, the dominant Pacific Rim economy and stock market, officially acknowledged that its economy had fallen into a recession. A number of investors, analysts, and others criticized the Japanese government for being slow to adopt economic reforms and other measures to spur business activity.

REPORT FROM THE ADVISER

           The uncertainty facing financial markets at the start of Vanguard Ohio Tax-Free Fund's 1998 fiscal year continued throughout the past six months. The U.S. economy displayed surprising strength, which obliged the Federal Reserve Board's Open Market Committee to reinstate a bias toward a tighter monetary policy. Disruptive events in Asia boosted demand for U.S. Treasury securities. The dichotomy between domestic and international forces caused interest rates to trade within a narrow range. Against this backdrop, the prices of municipal bonds remained relatively stable during the six months. The Insured Long-Term Portfolio's total return was 3.8%, while the Money Market Portfolio earned 1.7%.

           During the period, tight labor markets underscored the strength in the domestic economy, which grew at a robust 5.4% annual pace during the January-March quarter. Monthly increases in nonfarm payrolls averaged 277,000 during the half-year, and the nation's unemployment rate dropped to a 28-year low of 4.3% in April and May. On the other hand, economic and political unrest in Asia cast a bit of a shadow on the strong U.S. economy. In Indonesia, riots and protests against the government and economic conditions ultimately forced President Suharto to step down after a 32-year reign. In Japan, economic lethargy persisted, and the yen fell to its lowest level against the U.S. dollar in eight years. Asian investors bought U.S. Treasury securities as a potential safe haven, helping interest rates to fall instead of to rise, as they might otherwise have done in a strong domestic economy.

THE INSURED LONG-TERM PORTFOLIO

Over the fiscal half-year, the yield on the 30-year Treasury bond declined 0.25 percentage point to 5.80%. Rates didn't drop as far for municipal bonds, with the yield on 30-year, AAA-rated bonds declining 0.13 percentage point to 5.05%. Municipal bond yields didn't fall as much as yields on taxable bonds primarily because of an increased supply of new municipals. Municipal issuance for the six months was 50% higher than during the same period a year earlier, thanks partly to a heavy volume of refundings (bonds issued to refinance debt at lower interest rates). Another big factor was a $3.5 billion transaction for the Long Island Power Authority, the largest single new issue in the history of municipal finance.

           Market conditions appear favorable for municipal bonds. Supply should diminish as refunding volume subsides. Moreover, in June and July investors will have an estimated $45 billion to $60 billion of coupon payments and bond redemptions to reinvest, so demand for bonds should be strong in the summer.

           In our last report to you, we discussed the narrowing spread between yields on high- and lower-quality municipals. The decline stemmed both from the overall reduction in bond yields and the growing use of municipal bond insurance to enhance credit quality, which limited the supply of lower-quality, higher-yielding bonds. This compression in quality spreads continued during the first half of fiscal 1998. Nearly half of all newly issued municipal bonds came with insurance that enabled the bonds to secure a top AAA rating. As a result, the yield spread between AAA-rated insured and BBB-rated (low-quality) bonds narrowed to 15 basis points (0.15 percentage point). In short, investors were taking substantially greater credit risk to earn a very modest incremental yield. It is difficult to predict when this trend will reverse, but when it does, prices of low-quality bonds will decline relative to prices of high-quality insured bonds. Your Insured Long-Term Portfolio is positioned to benefit from such a reversal. The Portfolio maintains top overall credit quality through a combination of insured and AA-rated municipal bonds. Coupled with our low expense ratio, the Portfolio's high credit quality offers shareholders an unbeatable combination of minimal credit risk and consistent, above-average performance relative to our competitors.

THE MONEY MARKET PORTFOLIO

The economic drama that unfolded throughout the first half of the fiscal year triggered a 7-basis-point decline in yields on 1-year Treasury bills, which finished the period with a 5.42% yield. Concurrently, yields on 1-year municipals fell 6 basis points to conclude the period at 3.75%. With the domestic economy's strength offset somewhat by ongoing economic uncertainties abroad, the Money Market Portfolio is positioned neutrally in terms of its average maturity. In addition to economic forces, two issues had a significant impact on the short-term municipal securities market.

           The first issue was the adoption by the Securities and Exchange Commission of amendments to Rule 2a-7 under the Investment Company Act of 1940. This regulation governs certain risk characteristics of money market portfolios. The changes were designed to tighten regulation of money market funds and improve the likelihood that the funds will retain a stable net asset value. Because Vanguard's tax-exempt money market portfolios have been and will continue to be managed conservatively with a focus on high quality, the impact of these amendments should be minimal for our shareholders. However, some of our competitors operate with lower quality standards, and may have to alter their approach to fund management.

           The second issue was the onset of heavy share redemptions during April and May, a seasonal outflow as shareholders paid personal income taxes. The sector of the mutual fund market that includes state-specific money market portfolios lost $4.1 billion in assets, or 6.5% of the total, during tax season, according to IBC Financial Data. As funds sold securities to provide cash for share redemptions, an overabundance of supply in the short-term market was created. This excess supply caused a spike in yields during late April and much of May. We took advantage of this rise in yields to selectively purchase securities with maturity dates other than early July, when a seasonal lack of supply is expected to push yields lower. We also used this buying opportunity to further diversify the Portfolio and enhance its overall credit quality.

Ian A. MacKinnon, Managing Director
Pamela Wisehaupt Tynan, Principal
Reid O. Smith, Principal
John M. Carbone, Principal
Danine A. Mueller, Principal
Christopher M. Ryon, Principal
Vanguard Fixed Income Group

June 15, 1998

INVESTMENT PHILOSOPHY

The adviser believes that each Portfolio, while operating within stated maturity and stringent quality targets, can achieve a high level of current income that is exempt from federal and Ohio income taxes by investing in insured and high-quality uninsured securities issued by Ohio state, county, and municipal governments.

PERFORMANCE SUMMARIES


All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the Portfolios. Note, too, that returns can fluctuate widely. An investment in a money market fund is neither insured nor guaranteed by the U.S. government, and there is no assurance that the fund will be able to maintain a stable net asset value of $1 per share.

MONEY MARKET PORTFOLIO
TOTAL INVESTMENT RETURNS: JUNE 18, 1990-MAY 31, 1998
----------------------------------------------------------
                 MONEY MARKET PORTFOLIO            AVERAGE
                                                    FUND*
FISCAL       CAPITAL     INCOME       TOTAL         TOTAL
YEAR         RETURN      RETURN       RETURN       RETURN
----------------------------------------------------------
1990          0.0%        2.6%        2.6%         2.5%
1991          0.0         4.7         4.7          4.5
1992          0.0         3.0         3.0          2.9
1993          0.0         2.4         2.4          2.2
1994          0.0         2.6         2.6          2.4
1995          0.0         3.8         3.8          3.5
1996          0.0         3.4         3.4          3.1
1997          0.0         3.5         3.5          3.2
1998**        0.0         1.7         1.7          1.6
-----------------------------------------------------------

*Average Ohio Tax-Exempt Money Market Fund.

**Six months ended May 31, 1998.

See Financial Highlights table on page 19 for dividend information for the past five years.

INSURED LONG-TERM PORTFOLIO
TOTAL INVESTMENT RETURNS: JUNE 18, 1990-MAY 31, 1998
----------------------------------------------------------
               INSURED LONG-TERM PORTFOLIO         LEHMAN*
FISCAL       CAPITAL     INCOME       TOTAL         TOTAL
YEAR         RETURN      RETURN       RETURN       RETURN
----------------------------------------------------------
1990           3.0%       3.0%         6.0%         4.9%
1991           2.9        6.6          9.5         10.3
1992           4.5        6.2         10.7         10.0
1993           6.3        5.7         12.0         11.1
1994         -11.2        4.9         -6.3         -5.2
1995          13.1        6.4         19.5         18.9
1996           0.3        5.4          5.7          5.9
1997           0.9        5.4          6.3          7.2
1998**         1.3        2.5          3.8          3.8
----------------------------------------------------------

*Lehman Municipal Bond Index.

**Six months ended May 31, 1998.

See Financial Highlights table on page 20 for dividend and capital gains information for the past five years.

AVERAGE ANNUAL TOTAL RETURNS: PERIODS ENDED MARCH 31, 1998*
--------------------------------------------------------------------------------------------------------------
                                                                                        SINCE INCEPTION
                                      INCEPTION                                -------------------------------
                                        DATE        1 YEAR       5 YEARS       CAPITAL      INCOME       TOTAL
--------------------------------------------------------------------------------------------------------------
Money Market Portfolio                6/18/1990      3.52%       3.19%          0.00%       3.48%       3.48%
Insured Long-Term Portfolio           6/18/1990     10.05        6.54           2.46        5.84        8.30
--------------------------------------------------------------------------------------------------------------

*SEC rules require that we provide this average annual total return information through the latest calendar quarter.

PORTFOLIO PROFILE
Money Market Portfolio

This Profile provides a snapshot of the Portfolio's characteristics as of May 31, 1998. Key elements of this Profile are defined on page 9.

FINANCIAL ATTRIBUTES
--------------------------------
Yield                       3.6%
Average Maturity         44 days
Average Quality            MIG-1
Expense Ratio             0.21%*

*Annualized.

DISTRIBUTION BY CREDIT QUALITY (% OF PORTFOLIO)
---------------------------------------------------------
MIG-1/SP-1+                                         66.8%
A-1/P-1                                             12.9
AAA/AA                                              13.3
A                                                    7.0
---------------------------------------------------------
Total                                              100.0%

AVERAGE COUPON. The average interest rate paid on the securities held by a portfolio. It is expressed as a percentage of face value.

AVERAGE DURATION. An estimate of how much a bond portfolio's share price will fluctuate in response to a change in interest rates. To see how the price could shift, multiply the portfolio's duration by the change in rates. If interest rates rise by 1 percentage point, the share price of a portfolio with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the portfolio's share price would rise by 5%.

AVERAGE MATURITY. The average length of time until bonds held by a portfolio reach maturity (or are called) and are repaid. In general, the longer the average maturity, the more a portfolio's share price will fluctuate in response to changes in market interest rates.

AVERAGE QUALITY. An indicator of credit risk, this figure is the average of the ratings assigned to a portfolio's securities holdings by credit-rating agencies. The agencies make their judgment after appraising an issuer's ability to meet its obligations. Quality is graded on a scale, with Aaa or AAA indicating the most creditworthy bond issuers and A-1 or MIG-1 indicating the most creditworthy issuers of money market securities.

BETA. A measure of the magnitude of a portfolio's past share-price fluctuations in relation to the ups and downs of the overall market (or appropriate market index). The market (or index) is assigned a beta of 1.00, so a portfolio with a beta of 1.20 would have seen its share price rise or fall by 12% when the overall market rose or fell by 10%.

CASH RESERVES. The percentage of a portfolio's net assets invested in "cash equivalents"--highly liquid, short-term, interest-bearing securities. This figure does not include cash invested in futures contracts to simulate bond investment.

DISTRIBUTION BY CREDIT QUALITY. This breakdown of a portfolio's securities by credit rating can help in gauging the risk that returns could be affected by defaults or other credit problems.

DISTRIBUTION BY MATURITY. An indicator of interest-rate risk. In general, the higher the concentration of longer-maturity issues, the more a portfolio's share price will fluctuate in response to changes in interest rates.

EXPENSE RATIO. The percentage of a portfolio's average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

INVESTMENT FOCUS. This grid indicates the focus of a portfolio in terms of two attributes: average maturity (short, medium, or long) and average credit quality (high, medium, or low).

NUMBER OF ISSUES. An indicator of diversification. The more separate issues a portfolio holds, the less susceptible it is to a price decline stemming from the problems of a particular issue.

R-SQUARED. A measure of how much of a portfolio's past returns can be explained by the returns from the overall market (or its benchmark index). If a portfolio's total return were precisely synchronized with the overall market's return, its R-squared would be 1.00. If a portfolio's returns bore no relationship to the market's returns, its R-squared would be 0.

YIELD. A snapshot of a portfolio's interest income. The yield, expressed as a percentage of the portfolio's net asset value, is based on income earned over the past 30 days (7 days for money market portfolios) and is annualized, or projected forward for the coming year.

YIELD TO MATURITY. The rate of return an investor would receive if the securities held by a portfolio were held to their maturity dates.

PORTFOLIO PROFILE
Insured Long-Term Portfolio

This Profile provides a snapshot of the Portfolio's characteristics as of May 31, 1998, compared where appropriate to an unmanaged index. Key elements of this Profile are defined on page 9.

FINANCIAL ATTRIBUTES
-------------------------------
Number of Issues            132
Yield                      4.5%
Yield to Maturity          4.6%
Average Coupon             5.4%
Average Maturity      8.6 years
Average Quality             AAA
Average Duration      6.5 years
Expense Ratio            0.20%*
Cash Reserves              1.5%

*Annualized

INVESTMENT FOCUS
-------------------------------
[GRAPH]

VOLATILITY MEASURES
-------------------------------------------------
              INSURED LONG-TERM            LEHMAN
                      PORTFOLIO            INDEX*
-------------------------------------------------
R-Squared                  0.97              1.00
Beta                       1.08              1.00

*Lehman Municipal Bond Index.

DISTRIBUTION BY CREDIT QUALITY (% OF PORTFOLIO)
------------------------------------------------
AAA                                       97.6%
AA                                         2.4
A                                          0.0
BBB                                        0.0
BB                                         0.0
B                                          0.0
------------------------------------------------
Total                                    100.0%

DISTRIBUTION BY MATURITY (% OF PORTFOLIO)
----------------------------------------------
Under 1 Year                               5.8%
1-5 Years                                 19.4
5-10 Years                                36.9
10-20 Years                               34.2
20-30 Years                                3.7
Over 30 Years                              0.0

----------------------------------------------
Total                                    100.0%

FINANCIAL STATEMENTS
May 31, 1998 (unaudited)

STATEMENT OF NET ASSETS

This Statement provides a detailed list of each Portfolio's municipal bond holdings, including each security's market value on the last day of the reporting period and information on credit enhancements (insurance or letters of credit). Securities are grouped and subtotaled according to their insured or noninsured status. Other assets are added to, and liabilities are subtracted from, the value of Total Municipal Bonds to calculate the Portfolio's Net Assets. Finally, Net Assets are divided by the outstanding shares of the Portfolio to arrive at its share price, or Net Asset Value (NAV) Per Share.

           At the end of the Statement of Net Assets, you will find a table displaying the composition of the Portfolio's net assets on both a dollar and per-share basis. Undistributed Net Investment Income is usually zero because the Portfolio distributes its net income to shareholders as a dividend each day. Any realized gains must be distributed annually, so the bulk of net assets consists of Paid in Capital (money invested by shareholders). The balance shown for Accumulated Net Realized Gains usually approximates the amount available to distribute to shareholders as taxable capital gains as of the statement date, but may differ because certain investments or transactions may be treated differently for financial statement and tax purposes. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the value of the Portfolio's investments and their cost, and reflects the gains (losses) that would be realized if the Portfolio were to sell all of its investments at their statement-date values.

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                               FACE          MARKET
                                                                                     MATURITY                AMOUNT          VALUE*
MONEY MARKET PORTFOLIO                                                 COUPON            DATE                 (000)           (000)
-----------------------------------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS (100.6%)
-----------------------------------------------------------------------------------------------------------------------------------
Akron-Summit County OH                                                  4.00%       12/1/1998              $  2,000        $  2,004
American Muni. Power OH BAN (Bowling Green Project)                     4.10%       12/4/1998                 3,185           3,185
Butler County OH BAN                                                    3.95%       6/19/1998                 2,615           2,616
Butler County OH BAN                                                    4.25%      10/22/1998                 6,390           6,400
Cincinnati OH GO                                                        4.75%       12/1/1998                 5,700           5,725
Cincinnati OH School Dist. TAN                                          5.00%       12/1/1998 (2)             1,880           1,891
Clermont County OH Hosp. Fac. Rev. VRDO (Mercy Health System)           3.85%        6/3/1998                 7,100           7,100
Columbus OH Electric System Rev. VRDO                                   3.60%        7/1/1998 LOC            13,745          13,745
Columbus OH GO                                                          5.00%       6/15/1998                 2,490           2,491
Columbus OH Sewer Rev. VRDO                                             3.75%        6/4/1998                 1,700           1,700
Cuyahoga County OH Hosp. Rev. Improvement VRDO
   (Cleveland Clinic Foundation)                                        3.75%        6/3/1998 LOC             1,525           1,525
Cuyahoga County OH Hosp. Rev. Improvement VRDO
   (Cleveland Clinic Foundation)                                        3.80%        6/3/1998 LOC             9,200           9,200
Cuyahoga OH Economic Development Revenue VRDO
   (Cleveland Orchestra)                                                3.95%        6/2/1998 LOC            10,000          10,000
Dayton OH BAN                                                           3.95%       9/15/1998                 5,000           5,002
Fairfield County OH BAN                                                 4.25%        9/1/1998                 1,080           1,081
Franklin County OH Hosp. Rev. VRDO (Holy Cross Health System)           3.90%        6/4/1998                 2,700           2,700
Franklin County OH Hosp. Rev. VRDO (US Health Corp.)                    3.90%        6/4/1998 LOC            13,800          13,800
Hamilton County OH Hosp. Fac. Rev. VRDO (Bethesda Hosp.)                3.75%        6/4/1998 LOC            20,700          20,700
Hamilton County OH Hosp. Fac. Rev. VRDO
   (Health Alliance of Greater Cincinnati)                              3.90%        6/3/1998 (1)             7,100           7,100
Lorain County OH Hosp. Rev. CP (Catholic Healthcare Partners)           3.65%        8/7/1998                12,300          12,300
Lorain County OH Hosp. Rev. CP (Catholic Healthcare Partners)           3.80%        7/8/1998                 5,600           5,600
Lorain County OH Hosp. Rev. CP (Catholic Healthcare Partners)           4.25%        9/1/1998                 1,750           1,752
Mason City OH School Dist. GO                                           4.02%       2/18/1999                 5,500           5,516
Mentor OH BAN                                                           4.25%       7/23/1998                 2,260           2,261
Middleburg Heights OH GO BAN                                            4.05%       1/15/1999                 1,700           1,703
Montgomery County OH Rev. VRDO (Catholic Health Initiatives)            3.90%        6/3/1998                10,000          10,000

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                               FACE          MARKET
                                                                                     MATURITY                AMOUNT          VALUE*
MONEY MARKET PORTFOLIO                                                 COUPON            DATE                 (000)           (000)
-----------------------------------------------------------------------------------------------------------------------------------
Ohio Air Quality Dev. Auth. VRDO (Cincinnati Gas & Electric Co.)        3.95%        6/2/1998 LOC          $  6,115        $  6,115
Ohio Air Quality Dev. Auth. VRDO (Cincinnati Gas & Electric Co.)        4.00%        6/2/1998 LOC            16,780          16,780
Ohio Air Quality Dev. Auth. VRDO (Mead Corp.)                           3.95%        6/2/1998 LOC             5,400           5,400
Ohio Building Auth. (DiSalle Govt. Center Project)                      5.00%       10/1/1998                 2,300           2,311
Ohio Elementary & Secondary Educ. Capital Fac.                          4.50%       12/1/1998                 3,000           3,010
Ohio GO                                                                 4.25%        8/1/1998                 3,640           3,644
Ohio Higher Educ. Fac. Rev. (Case Western Reserve)                      4.25%        7/1/1998                 2,560           2,561
Ohio Higher Educ. Fac. Rev. (Case Western Reserve)                      4.25%       10/1/1998                 1,000           1,001
Ohio Higher Educ. Fac. Rev. VRDO (Mount Union College Project)          3.85%        6/4/1998 LOC             1,610           1,610
Ohio PCR VRDO (British Petroleum)                                       4.00%        6/2/1998                 8,500           8,500
Ohio Public Fac. Comm. (Higher Educ.)                                   4.60%        6/1/1998 (2)             1,050           1,050
Ohio Public Fac. Comm. (Higher Educ.)                                   5.50%       12/1/1998 (4)             1,600           1,615
Ohio Solid Waste Rev. VRDO (BP Exploration & Oil Project)               4.15%        6/2/1998                 6,100           6,100
Ohio State Univ. VRDO                                                   3.80%        6/4/1998                10,600          10,600
Ohio Student Loan VRDO                                                  3.95%        6/3/1998 LOC            23,300          23,300
Ohio Water Dev. Auth.                                                   5.00%        6/1/1998 (1)             1,750           1,750
Ohio Water Dev. Auth. VRDO (Timken Co. Project)                         3.80%        6/3/1998 LOC             5,000           5,000
Ohio Water Dev. Auth. VRDO (Mead Corp.)                                 3.95%        6/2/1998 LOC             6,020           6,020
Pickerington OH Local School Dist. GO BAN                               4.07%        8/3/1998                 1,500           1,501
Rocky River OH BAN                                                     4.125%        9/4/1998                 2,103           2,105
Ross County OH Hosp. Rev. VRDO (Medical Center Hosp. Project)           3.85%        6/4/1998 LOC             4,160           4,160
Shaker Heights OH BAN                                                  4.125%       7/15/1998                 3,065           3,066
Summit County OH GO BAN                                                 4.50%        6/3/1999 ++              5,000           5,036
Sylvania OH                                                             4.09%       10/6/1998                 2,695           2,697
Toledo OH Special Services Assessment VRDO                              3.90%        6/4/1998 LOC            12,100          12,100
Univ. of Cincinnati OH GO BAN                                           3.80%        3/1/1999                 6,000           6,010
Wooster City OH School Dist.                                            3.80%       12/1/1998 (3)             1,090           1,090
OUTSIDE OHIO:
Puerto Rico Govt. Bank VRDO                                             3.80%        6/3/1998 (1) LOC         5,880           5,880
Puerto Rico Highway & Transp. Auth. Rev. VRDO                           3.75%        6/3/1998 LOC             4,900           4,900
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL MUNICIPAL BONDS
   (COST $312,009)                                                                                                          312,009
-----------------------------------------------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-0.6%)
-----------------------------------------------------------------------------------------------------------------------------------
Other Assets--Note B                                                                                                          3,916
Liabilities                                                                                                                  (5,918)
                                                                                                                           --------
                                                                                                                             (2,002)
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSETS (100%)
-----------------------------------------------------------------------------------------------------------------------------------
Applicable to 310,007,662 outstanding shares of beneficial interest
   (unlimited authorization--no par value)                                                                                 $310,007
===================================================================================================================================

NET ASSET VALUE PER SHARE                                                                                                     $1.00
===================================================================================================================================
*See Note A in Notes to Financial Statements.
For explanations of abbreviations and other references, see page 16.

-----------------------------------------------------------------------------------------------------------------------------------
AT MAY 31, 1998, NET ASSETS CONSISTED OF:
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                             AMOUNT             PER
                                                                                                              (000)           SHARE
-----------------------------------------------------------------------------------------------------------------------------------
 Paid in Capital                                                                                           $310,011           $1.00
 Undistributed Net Investment Income                                                                             --              --
 Accumulated Net Realized Losses                                                                                 (4)             --
 Unrealized Appreciation                                                                                         --              --
-----------------------------------------------------------------------------------------------------------------------------------
 NET ASSETS                                                                                                $310,007           $1.00
===================================================================================================================================

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                               FACE          MARKET
                                                                                     MATURITY                AMOUNT          VALUE*
INSURED LONG-TERM PORTFOLIO                                            COUPON            DATE                 (000)           (000)
-----------------------------------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS (98.5%)
-----------------------------------------------------------------------------------------------------------------------------------
ISSUER INSURED (92.7%)
Adams County OH School Dist. GO                                         5.55%       12/1/2009 (1)          $  1,000        $  1,080
Akron Bath & Copley OH Joint Township Hosp. Dist. Rev.
   (Akron Medical Center Project)                                      5.375%        1/1/2017 (2)             3,000           3,050
Akron Bath & Copley OH Joint Township Hosp. Dist. Rev.
   (Akron Medical Center Project)                                      5.375%        1/1/2022 (2)             4,000           4,046
Akron Bath & Copley OH Joint Township Hosp. Dist. Rev.
   (Akron Medical Center Project)                                       5.50%        1/1/2008 (2)             1,000           1,058
Aurora County OH School Dist. GO                                        5.80%       12/1/2016 (3)             3,000           3,209
Bedford Heights OH GO                                                   5.65%       12/1/2014 (2)               500             547
Butler County OH Sewer System Rev.                                      6.25%       12/1/2012 (2)             2,925           3,172
Butler County OH Transp. Improvement Dist. Rev.                         6.00%        4/1/2011 (4)             4,000           4,466
Butler County OH Transp. Improvement Dist. Rev.                         6.00%        4/1/2012 (4)             2,320           2,581
Butler County OH Water Works Rev.                                      5.125%       12/1/2021 (2)               500             496
Canal Winchester OH Local School Dist. GO                               6.00%       12/1/2013 (3)             1,680           1,874
City of Canton OH GO                                                   5.375%       12/1/2007 (2)             1,000           1,061
City of Canton OH GO (Water Works System)                               5.75%       12/1/2010 (2)             1,000           1,089
City of Canton OH GO (Water Works System)                               5.85%       12/1/2015 (2)             1,000           1,081
Clermont County OH Hosp. Fac. Rev. (Mercy Health System)                5.40%        9/1/2005 (2)             2,500           2,664
Clermont County OH Hosp. Fac. Rev. (Mercy Health System)                5.50%        9/1/2006 (2)             2,500           2,670
Cleveland-Cuyahoga County OH Port Auth. Rev.
   (Rock & Roll Hall of Fame)                                           5.40%       12/1/2015 (2)             2,000           2,067
Cleveland OH Airport System Rev.                                        0.00%        1/1/2005 (1)             3,975           2,965
Cleveland OH Airport System Rev.                                        7.25%        1/1/2000 (1)(Prere.)       800             856
Cleveland OH GO                                                         5.50%        8/1/2009 (1)             4,500           4,879
Cleveland OH GO                                                        5.375%        9/1/2010 (2)             1,000           1,074
Cleveland OH GO                                                        5.375%        9/1/2012 (2)             1,000           1,067
Cleveland OH GO                                                         6.25%       10/1/2001 (1)(Prere.)     2,500           2,716
Cleveland OH Public Power System Rev.                                   5.00%      11/15/2020 (1)             2,125           2,094
Cleveland OH Public Power System Rev.                                   5.25%      11/15/2016 (1)            10,200          10,381
Cleveland OH Public Power System Rev.                                   7.00%      11/15/2024 (1)             2,750           3,220
Cleveland OH School Dist. GO                                            0.00%       12/1/2005 (3)               700             501
Cleveland OH School Dist. GO                                            0.00%       12/1/2006 (3)               700             477
Cleveland OH School Dist. GO                                            0.00%       12/1/2007 (3)               500             324
Cleveland OH School Dist. GO                                            0.00%       12/1/2008 (3)               400             247
Cleveland OH School Dist. GO                                           5.875%       12/1/2011 (3)             1,500           1,612
Cleveland OH Water Works Rev.                                           5.50%        1/1/2013 (1)             3,125           3,363
Cleveland OH Water Works Rev.                                           5.50%        1/1/2021 (1)+            2,500           2,693
Cleveland OH Water Works Rev.                                           6.25%        1/1/2015 (2)             4,500           4,855
Columbus City OH School Dist. GO                                        7.00%       12/1/2000 (3)(Prere.)     1,750           1,908
Cuyahoga County OH Hosp. Rev. (Univ. Hosp. Health System)               5.50%       1/15/2019 (1)             7,545           7,732
Cuyahoga County OH Hosp. Rev. (Univ. Hosp. Health System)              6.875%       1/15/1999 (5)(Prere.)     1,825           1,896
Dayton OH Water System Rev.                                             6.75%       12/1/2010 (1)             1,000           1,022
Defiance OH Waterworks System GO                                        5.65%       12/1/2018 (2)             1,130           1,198
Dublin OH School Dist. GO                                               0.00%       12/1/2005 (3)             1,220             874
Dublin OH School Dist. GO                                               0.00%       12/1/2006 (3)             1,220             831
Fairfield County OH Hosp. Rev. (Lancaster-Fairfield Hosp.)             5.375%       6/15/2015 (1)             3,000           3,170
Forest Hills OH School Dist. GO                                         6.00%       12/1/2007 (1)               750             843
Franklin County OH Convention Center Rev.                               0.00%       12/1/2007 (1)             4,355           2,824
Franklin County OH Convention Center Rev.                               7.00%       12/1/2000 (1)(Prere.)       675             736
Franklin County OH Hosp. Fac. Rev. (Riverside United Methodist)         7.25%       5/15/2000 (1)(Prere.)     2,800           3,023
Greater Cleveland OH Regional Transp. Auth. GO                          5.60%       12/1/2011 (3)             5,505           5,893
Greater Cleveland OH Regional Transp. Auth. GO                          5.65%       12/1/2016 (3)             1,000           1,056
Greater Cleveland OH Regional Transp. Auth. GO                         5.375%       12/1/2010 (3)             1,665           1,775
Greater Cleveland OH Regional Transp. Auth. GO                         5.375%       12/1/2012 (3)             1,850           1,940
Greater Cleveland OH Regional Transp. Auth. GO                         5.375%       12/1/2013 (3)             1,850           1,933
Greene County OH Sewer System Rev.                                     5.125%       12/1/2020 (1)             2,000           1,998
Hamilton County OH Hosp. Rev. (Children's Hosp.)                        5.20%       5/15/2009 (1)             2,000           2,120
Hamilton County OH Sewer System Rev.                                    5.40%       12/1/2008 (3)             5,700           6,150

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                               FACE          MARKET
                                                                                     MATURITY                AMOUNT          VALUE*
INSURED LONG-TERM PORTFOLIO                                            COUPON            DATE                 (000)           (000)
-----------------------------------------------------------------------------------------------------------------------------------
Hamilton County OH Sewer System Rev.                                    5.45%       12/1/2009 (3)          $  3,250        $  3,525
Hamilton OH Water System Rev.                                           6.30%      10/15/2021 (1)             2,000           2,161
Hilliard County OH School Dist. GO                                      5.75%       12/1/2019 (3)             2,000           2,117
Hilliard County OH School Dist. GO                                      6.55%       12/1/2005 (3)               500             571
Lisbon OH School Dist. GO                                               6.25%       12/1/2017 (2)             1,000           1,093
Lorain County OH Hosp. Rev. (Catholic Healthcare Partners)              5.50%        9/1/2027 (1)             2,215           2,286
Lorain County OH Hosp. Rev. (Catholic Healthcare Partners)             5.625%        9/1/2014 (1)             3,290           3,503
Lorain County OH Hosp. Rev. (Catholic Healthcare Partners)              6.00%        9/1/2006 (1)             1,500           1,665
Lorain County OH Hosp. Rev. (Catholic Healthcare Partners)              6.00%        9/1/2008 (1)             1,250           1,404
Lucas County OH GO                                                      6.95%       12/1/2000 (1)(Prere.)     2,700           2,940
Lucas County OH Hosp. Rev. (Promedica Health Care)                      5.75%      11/15/2009 (1)             3,000           3,289
Lucas County OH Hosp. Rev. (Promedica Health Care)                      5.75%      11/15/2014 (1)             6,000           6,444
Marietta City OH School Dist. GO                                        5.75%       12/1/2007 (2)             1,500           1,610
Marysville OH Water System Rev.                                         7.05%       12/1/2001 (1)(Prere.)     1,250           1,383
Medina City OH School Dist. GO                                          6.20%       12/1/2018 (3)             2,100           2,315
Mount Vernon OH Sewer System Rev.                                       6.00%       12/1/2012 (2)               750             806
New Philadelphia City OH School Dist. GO                                6.25%       12/1/2017 (2)             2,300           2,494
North Canton OH GO                                                      5.90%       12/1/2004 (2)(Prere.)     2,000           2,222
Northeast OH Regional Sewer Dist. Rev.                                  5.60%      11/15/2013 (2)             1,880           1,989
Northeast OH Regional Sewer Dist. Rev.                                  5.60%      11/15/2014 (2)             1,500           1,581
Northeast OH Regional Sewer Dist. Rev.                                  6.50%      11/15/2001 (2)(Prere.)     2,500           2,720
Oak Hills OH Local School Dist. GO                                      7.20%       12/1/2009 (1)             1,625           2,007
Ohio Air Quality Dev. Auth. PCR (Ohio Edison)                           7.10%        6/1/2018 (3)             1,000           1,071
Ohio Air Quality Dev. Auth. PCR (Ohio Edison)                           7.45%        3/1/2016 (3)               500             535
Ohio Building Auth. Rev. (Adult Correctional Fac.)                      5.50%        4/1/2016 (2)             4,965           5,164
Ohio Building Auth. Rev. (Adult Correctional Fac.)                      5.95%       10/1/2013 (1)             3,000           3,252
Ohio Building Auth. Rev. (Transp. Fac.)                                 7.00%        9/1/2000 (1)(Prere.)     2,270           2,460
Ohio Higher Educ. Fac. Rev. (Univ. of Dayton)                           0.00%       12/1/2006 (3)             1,000             681
Ohio Higher Educ. Fac. Rev. (Univ. of Dayton)                           6.60%       12/1/2017 (3)             2,200           2,461
Ohio Higher Educ. Fac. Rev. (Univ. of Dayton)                           6.75%       12/1/2015 (3)             1,000           1,111
Ohio Higher Educ. Fac. Rev. (Xavier Univ.)                             5.375%       5/15/2022 (1)             4,000           4,071
Ohio Higher Educ. Fac. Rev. (Xavier Univ.)                              6.00%       5/15/2011 (1)             2,000           2,209
Ohio Turnpike Comm. Rev.                                                5.70%       2/15/2017 (1)             1,000           1,060
Ohio Water Dev. Auth. Rev.                                              5.25%       12/1/2012 (4)             2,990           3,106
Ohio Water Dev. Auth. Rev.                                              5.50%        6/1/2011 (1)             2,300           2,453
Ohio Water Dev. Auth. Rev.                                              5.50%       12/1/2011 (2)             1,000           1,044
Ohio Water Dev. Auth. Rev.                                              5.50%       12/1/2014 (1)             1,595           1,665
Ohio Water Dev. Auth. Rev.                                              5.90%       12/1/2015 (2)             3,250           3,509
Ohio Water Dev. Auth. Rev.                                              6.00%       12/1/2007 (2)             2,000           2,245
Ohio Water Dev. Auth. Rev.                                              7.00%       12/1/2009 (2)(ETM)        1,500           1,762
Olmsted Falls City OH School Dist. GO                                   5.85%      12/15/2017 (3)             2,000           2,134
Olmsted Falls City OH School Dist. GO                                   6.85%      12/15/2004 (3)(Prere.)       565             658
Ottowa County OH GO                                                     7.00%        9/1/2011 (2)               500             549
Pickerington OH Local School Dist. GO                                   5.80%       12/1/2009 (3)               500             558
Revere OH School Dist. GO                                               6.00%       12/1/2016 (2)             3,850           4,183
Reynoldsburg City OH School Dist. GO                                    0.00%       12/1/2009 (3)             1,465             858
Reynoldsburg City OH School Dist. GO                                    0.00%       12/1/2010 (3)             1,465             810
Reynoldsburg City OH School Dist. GO                                    6.55%       12/1/2002 (3)(Prere.)     3,600           4,019
Richland County OH GO                                                   5.40%       12/1/2015 (2)             1,120           1,158
Richland County OH GO                                                   6.95%       12/1/2011 (2)               450             524
Springboro Community City OH School Dist. GO                            5.25%       12/1/2016 (2)             4,000           4,066
Summit County OH GO                                                     6.90%        8/1/2002 (2)(Prere.)       175             194
Summit County OH GO                                                     6.90%        8/1/2003 (2)(Prere.)     2,425           2,731
Summit County OH GO                                                     6.90%        8/1/2012 (2)             2,650           2,897
Trumbull County OH Hosp. Rev. (Trumbull Memorial Hosp.)                 6.25%      11/15/2012 (3)             2,000           2,200
Univ. of Akron OH General Receipts Rev.                                 6.00%        1/1/2006 (2)             1,495           1,647
Univ. of Cincinnati OH COP (Edwards Center)                             5.50%       12/1/2008 (1)             1,920           2,066
Wood County OH Justice Center GO                                        5.95%       12/1/2007 (2)             1,750           1,889
Woodridge OH School Dist. GO                                            6.00%       12/1/2019 (2)             1,000           1,090
Woodridge OH School Dist. GO                                            6.80%       12/1/2014 (2)             2,000           2,444

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                               FACE          MARKET
                                                                                     MATURITY                AMOUNT          VALUE*
                                                                       COUPON            DATE                 (000)           (000)
-----------------------------------------------------------------------------------------------------------------------------------
Wooster City OH School Dist. GO                                         0.00%       12/1/2009 (4)          $  2,195        $  1,279
Wooster City OH School Dist. GO                                         0.00%       12/1/2010 (4)             2,265           1,244
Wooster City OH School Dist. GO                                         0.00%       12/1/2011 (4)             2,315           1,196
Wooster City OH School Dist. GO                                         6.50%       12/1/2002 (2)(Prere.)     2,500           2,786
OUTSIDE OHIO:
Puerto Rico Public Building Auth. Rev.                                  0.00%        7/1/2001 (3)               850             752
Puerto Rico Public Building Auth. Rev.                                  5.00%        7/1/2027 (2)             3,000           2,946
                                                                                                                           --------
                                                                                                                            265,319
                                                                                                                           --------
SECONDARY MARKET INSURED (0.8%)
Franklin OH Hosp. Rev.
   (Mount Carmel Health-Holy Cross Health System)                       6.75%        6/1/2019 (1)             2,000           2,199
                                                                                                                           --------

NONINSURED (5.0%)
Clermont County OH VRDO (Mercy Health System)                           3.85%        6/3/1998                   700             700
Columbus OH Electric VRDO                                               3.60%        7/1/1998 LOC             1,075           1,075
Columbus OH GO VRDO                                                     3.55%        6/4/1998                   400             400
Cuyahoga County OH Hosp. VRDO (Cleveland Clinic Foundation)             3.80%        6/3/1998 LOC               300             300
Franklin OH Hosp. Rev. VRDO (US Health Corp.)                           3.90%        6/4/1998 LOC               300             300
Ohio Air Quality Dev. Auth. VRDO (Cincinnati Gas & Electric Co.)        3.95%        6/2/1998 LOC             3,600           3,600
Ohio Air Quality Dev. Auth. VRDO (Cincinnati Gas & Electric Co.)        4.00%        6/2/1998 LOC               800             800
Ohio GO                                                                7.625%        8/1/2010                 3,510           4,510
Ohio Higher Educ. Fac. Auth. Rev. (Case Western Reserve Univ.)          6.50%       10/1/2020                   250             300
Rocky River OH City School Dist. GO                                    5.375%       12/1/2017                 2,000           2,106
Ohio Student Loan VRDO                                                  3.95%        6/3/1998                   100             100
                                                                                                                           --------
                                                                                                                             14,191
                                                                                                                           --------
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL MUNICIPAL BONDS
   (COST $265,265)                                                                                                          281,709
-----------------------------------------------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (1.5%)
-----------------------------------------------------------------------------------------------------------------------------------
Other Assets--Note B                                                                                                          4,922
Liabilities                                                                                                                    (581)
                                                                                                                           --------
                                                                                                                              4,341
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSETS (100%)
-----------------------------------------------------------------------------------------------------------------------------------
Applicable to 24,090,800 outstanding shares of beneficial
   interest (unlimited authorization--no par value)                                                                        $286,050
===================================================================================================================================

NET ASSET VALUE PER SHARE                                                                                                    $11.87
===================================================================================================================================
*See Note A in Notes to Financial Statements.
+Securities with a value of $539,000 have been segregated as initial margin for open futures contracts.
For explanations of abbreviations and other references, see page 16.

-----------------------------------------------------------------------------------------------------------------------------------
AT MAY 31, 1998, NET ASSETS CONSISTED OF:
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                             AMOUNT             PER
                                                                                                              (000)           SHARE
-----------------------------------------------------------------------------------------------------------------------------------
 Paid in Capital                                                                                           $270,112          $11.21
 Undistributed Net Investment Income                                                                             --              --
 Overdistributed Net Realized Gains                                                                            (486)           (.02)
 Unrealized Appreciation (Depreciation)--Note F
   Investment Securities                                                                                     16,444             .68
   Futures Contracts                                                                                            (20)             --
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSETS                                                                                                 $286,050          $11.87
===================================================================================================================================

KEY TO ABBREVIATIONS

BAN--Bond Anticipation Note.
CP--Commercial Paper.
COP--Certificate of Participation.
GO--General Obligation Bond.
PCR--Pollution Control Revenue Bond.
TAN--Tax Anticipation Note.
VRDO--Variable Rate Demand Obligation.
(ETM)--Escrowed to Maturity.
(Prere.)--Prerefunded.
++Security purchased on a when-issued or delayed delivery basis for which the Portfolio has not taken delivery as of May 31, 1998.

Scheduled principal and interest payments are guaranteed by:
(1) MBIA (Municipal Bond Insurance Association).
(2) AMBAC (Ambac Assurance Corporation).
(3) FGIC (Financial Guaranty Insurance Company).
(4) FSA (Financial Security Assurance).
(5) BIGI (Bond Investors Guaranty Insurance).
The insurance does not guarantee the market value of the municipal bonds.

LOC--Scheduled principal and interest payments are guaranteed by bank letter of credit.

STATEMENT OF OPERATIONS

This Statement shows interest earned by each Portfolio during the reporting period, and details the operating expenses charged to the Portfolio. These expenses directly reduce the amount of investment income available to pay to shareholders as tax-exempt income dividends. This Statement also shows any Net Gain (Loss) realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) on investments during the period. If a Portfolio invested in futures contracts during the period, the results of these investments are shown separately.

------------------------------------------------------------------------------------------------------------
                                                                                 MONEY               INSURED
                                                                                MARKET             LONG-TERM
                                                                             PORTFOLIO             PORTFOLIO
                                                                             -------------------------------
                                                                              SIX MONTHS ENDED MAY 31, 1998
                                                                             -------------------------------
                                                                                 (000)                 (000)
------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
     Interest                                                                  $5,255                $ 7,034
                                                                             -------------------------------
          Total Income                                                          5,255                  7,034
                                                                             -------------------------------
EXPENSES
     The Vanguard Group--Note B
          Investment Advisory Services                                             19                     17
          Management and Administrative                                           208                    201
          Marketing and Distribution                                               54                     35
     Custodian Fees                                                                 4                      3
     Auditing Fees                                                                  4                      4
     Shareholders' Reports                                                         10                      7
     Annual Meeting and Proxy Costs                                                --                      1
     Trustees' Fees and Expenses                                                   --                     --
                                                                             -------------------------------
          Total Expenses                                                          299                    268
          Expenses Paid Indirectly--Note C                                         (4)                    (3)
                                                                             -------------------------------
          Net Expenses                                                            295                    265
------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                           4,960                  6,769
------------------------------------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)
     Investment Securities Sold                                                    --                    203
     Futures Contracts                                                             --                    (37)
------------------------------------------------------------------------------------------------------------
REALIZED NET GAIN                                                                  --                    166
------------------------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
     Investment Securities                                                         --                  3,235
     Futures Contracts                                                             --                    (14)
------------------------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)                                   --                  3,221
------------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                           $4,960                $10,156
============================================================================================================

STATEMENT OF CHANGES IN NET ASSETS

This Statement shows how each Portfolio's total net assets changed during the two most recent reporting periods. The Operations section summarizes information detailed in the Statement of Operations. Because the Portfolio distributes its income to shareholders each day, the amounts of Distributions--Net Investment Income generally equal the net income earned as shown under the Operations section. The amounts of Distributions--Realized Capital Gain may not match the capital gains shown in the Operations section, because distributions are determined on a tax basis and may be made in a period different from the one in which the gains were realized on the financial statements. The Capital Share Transactions section shows the amount shareholders invested in the Portfolio, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of Shares Issued and Redeemed are shown at the end of the Statement.

---------------------------------------------------------------------------------------------------------------------------------
                                                        MONEY MARKET PORTFOLIO                     INSURED LONG-TERM PORTFOLIO
                                                  -------------------------------------------------------------------------------
                                                    SIX MONTHS                   YEAR            SIX MONTHS                  YEAR
                                                         ENDED                  ENDED                 ENDED                 ENDED
                                                  MAY 31, 1998          NOV. 30, 1997          MAY 31, 1998         NOV. 30, 1997
                                                         (000)                  (000)                 (000)                 (000)
---------------------------------------------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS
OPERATIONS
     Net Investment Income                           $  4,960               $  9,923              $  6,769               $ 11,833
     Realized Net Gain (Loss)                              --                      4                   166                   (235)
     Change in Unrealized Appreciation
          (Depreciation)                                   --                     --                 3,221                  2,567
                                                  -------------------------------------------------------------------------------
          Net Increase in Net Assets
               Resulting from Operations                4,960                  9,927                10,156                 14,165
DISTRIBUTIONS                                     -------------------------------------------------------------------------------
     Net Investment Income                             (4,960)                (9,923)               (6,769)               (11,833)
     Realized Capital Gain                                 --                     --                    --                 (1,114)
                                                  -------------------------------------------------------------------------------
          Total Distributions                          (4,960)                (9,923)               (6,769)              (12,947)
CAPITAL SHARE TRANSACTIONS(1)                     -------------------------------------------------------------------------------
     Issued                                           167,183                307,260                45,412                 60,331
     Issued in Lieu of Cash Distributions               4,421                  8,528                 4,813                  9,339
     Redeemed                                        (160,028)              (271,321)              (20,565)               (34,336)
                                                  -------------------------------------------------------------------------------
          Net Increase from
               Capital Share Transactions              11,576                 44,467                29,660                 35,334
---------------------------------------------------------------------------------------------------------------------------------
     Total Increase                                    11,576                 44,471                33,047                 36,552
---------------------------------------------------------------------------------------------------------------------------------
NET ASSETS
     Beginning of Period                              298,431                253,960               253,003                216,451
                                                  -------------------------------------------------------------------------------
     End of Period                                   $310,007               $298,431              $286,050               $253,003
=================================================================================================================================

(1)Shares Issued (Redeemed)
     Issued                                           167,183                307,260                 3,829                  5,219
     Issued in Lieu of Cash Distributions               4,421                  8,528                   406                    808
     Redeemed                                        (160,028)              (271,321)               (1,736)                (2,978)
                                                  -------------------------------------------------------------------------------
          Net Increase in Shares Outstanding           11,576                 44,467                 2,499                  3,049
=================================================================================================================================

FINANCIAL HIGHLIGHTS

This table summarizes each Portfolio's investment results and distributions to shareholders on a per-share basis. It also presents the Portfolio's Total Return and shows net investment income and expenses as percentages of average net assets. These data will help you assess: the variability of the Portfolio's net income and total returns from year to year; the relative contributions of net income and capital gains to the Portfolio's total return; how much it costs to operate the Portfolio; and the extent to which the Portfolio tends to distribute capital gains.

           The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the Portfolio for one year. Money market portfolios are not required to report a Portfolio Turnover Rate.

----------------------------------------------------------------------------------------------------------------------------------
                                                                                           MONEY MARKET PORTFOLIO
                                                                                          YEAR ENDED NOVEMBER 30,
                                                                          --------------------------------------------------------
FOR A SHARE OUTSTANDING                             SIX MONTHS ENDED
THROUGHOUT EACH PERIOD                                  MAY 31, 1998         1997        1996        1995        1994        1993
----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                         $  1.00      $  1.00     $  1.00     $  1.00     $  1.00     $  1.00
----------------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
     Net Investment Income                                      .017         .034        .034        .037        .026        .023
     Net Realized and Unrealized Gain (Loss)
          on Investments                                          --           --          --          --          --          --
                                                             ---------------------------------------------------------------------
          Total from Investment Operations                      .017         .034        .034        .037        .026        .023
                                                             ---------------------------------------------------------------------
DISTRIBUTIONS
     Dividends from Net Investment Income                      (.017)       (.034)      (.034)      (.037)      (.026)      (.023)
     Distributions from Realized Capital Gains                    --           --          --          --          --          --
                                                             ---------------------------------------------------------------------
          Total Distributions                                  (.017)       (.034)      (.034)      (.037)      (.026)      (.023)
----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                               $  1.00      $  1.00     $  1.00     $  1.00     $  1.00     $  1.00
==================================================================================================================================

TOTAL RETURN                                                   1.71%        3.49%       3.42%       3.78%       2.58%       2.37%
==================================================================================================================================
RATIOS/SUPPLEMENTAL DATA
     Net Assets, End of Period (Millions)                    $   310      $   298     $   254     $   178     $   147     $   132
     Ratio of Total Expenses to
          Average Net Assets                                  0.21%*        0.19%       0.20%       0.21%       0.23%       0.21%
     Ratio of Net Investment Income to
          Average Net Assets                                  3.41%*        3.43%       3.36%       3.71%       2.56%       2.34%
----------------------------------------------------------------------------------------------------------------------------------

*Annualized.

FINANCIAL HIGHLIGHTS (CONTINUED)
---------------------------------------------------------------------------------------------------------------------------------
                                                                                        INSURED LONG-TERM PORTFOLIO
                                                                                          YEAR ENDED NOVEMBER 30,
                                                                          -------------------------------------------------------
FOR A SHARE OUTSTANDING                             SIX MONTHS ENDED
THROUGHOUT EACH PERIOD                                  MAY 31, 1998        1997        1996        1995         1994       1993
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                         $ 11.72     $ 11.67     $ 11.63     $ 10.28      $ 11.61    $ 11.07
---------------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
     Net Investment Income                                      .297        .598        .603        .610         .599       .608
     Net Realized and Unrealized Gain (Loss)
          on Investments                                        .150        .110        .040       1.350       (1.298)      .685
                                                           ----------------------------------------------------------------------
          Total from Investment Operations                      .447        .708        .643       1.960        (.699)     1.293
                                                           ----------------------------------------------------------------------
DISTRIBUTIONS
     Dividends from Net Investment Income                      (.297)      (.598)      (.603)      (.610)       (.599)     (.608)
     Distributions from Realized Capital Gains                    --       (.060)         --          --        (.032)     (.145)
                                                           ----------------------------------------------------------------------
          Total Distributions                                  (.297)      (.658)      (.603)      (.610)       (.631)     (.753)
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                               $ 11.87     $ 11.72     $ 11.67     $ 11.63      $ 10.28    $ 11.61
=================================================================================================================================
TOTAL RETURN                                                   3.84%       6.30%       5.75%      19.45%       -6.29%     12.03%
=================================================================================================================================

RATIOS/SUPPLEMENTAL DATA
     Net Assets, End of Period (Millions)                    $   286     $   253     $   216     $   197      $   149    $   166
     Ratio of Total Expenses to
          Average Net Assets                                  0.20%*       0.17%       0.20%       0.21%        0.23%      0.21%
     Ratio of Net Investment Income to
          Average Net Assets                                  5.03%*       5.17%       5.26%       5.45%        5.38%      5.29%
     Portfolio Turnover Rate                                     4%*         14%         17%          7%          16%        10%
---------------------------------------------------------------------------------------------------------------------------------

*Annualized.

NOTES TO FINANCIAL STATEMENTS

Vanguard Ohio Tax-Free Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund, and comprises the Money Market and Insured Long-Term Portfolios. Each Portfolio invests in debt instruments of municipal issuers whose ability to meet their obligations may be affected by economic and political developments in the state of Ohio.

A. The following significant accounting policies conform to generally accepted accounting principles for mutual funds. The Fund consistently follows such policies in preparing its financial statements.

           1. SECURITY VALUATION: Money Market Portfolio: Investment securities are valued at amortized cost, which approximates market value. Insured Long-Term
Portfolio: Bonds, and temporary cash investments acquired more than 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and credit ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not available are valued by methods deemed by the Board of Trustees to represent fair value.

           2. FEDERAL INCOME TAXES: Each Portfolio intends to continue to qualify as a regulated investment company and distribute all of its income. Accordingly, no provision for federal income taxes is required in the financial statements.

           3. FUTURES CONTRACTS: The Insured Long-Term Portfolio may use Municipal Bond Index, U.S. Treasury Bond, and U.S. Treasury Note futures contracts, with the objectives of enhancing returns, managing interest rate risk, maintaining liquidity, diversifying credit risk, and minimizing transaction costs. The Portfolio may purchase or sell futures contracts instead of bonds to take advantage of pricing differentials between the futures contracts and the underlying bonds. The Portfolio may also seek to take advantage of price differences among bond market sectors by simultaneously buying futures (or bonds) of one market sector and selling futures (or bonds) of another sector. Futures contracts may also be used to simulate a fully invested position in the underlying bonds while maintaining a cash balance for liquidity. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the Portfolio and the prices of futures contracts, and the possibility of an illiquid market.

           Futures contracts are valued based upon their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

           4. DISTRIBUTIONS: Distributions from net investment income are declared daily and paid on the first business day of the following month. Annual distributions from realized capital gains, if any, are recorded on the ex-dividend date.

           5. OTHER: Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Premiums and original issue discounts are amortized and accreted, respectively, to interest income over the lives of the respective securities.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the Fund under methods approved by the Board of Trustees. At May 31, 1998, the Fund had contributed capital aggregating $32,000 to Vanguard (included in Other Assets), representing 0.2% of Vanguard's capitalization. The Fund's Trustees and officers are also Directors and officers of Vanguard.

C. The Fund's custodian bank has agreed to reduce its fees when the Fund maintains cash on deposit in the non-interest-bearing custody account. For the six months ended May 31, 1998, custodian fee offset arrangements reduced expenses of the Money Market and Insured Long-Term Portfolios by $4,000 and $3,000, respectively.

D. During the six months ended May 31, 1998, the Insured Long-Term Portfolio purchased $34,467,000 of investment securities and sold $5,725,000 of investment securities, other than temporary cash investments.

E. Capital gain distributions are determined on a tax basis and may differ from realized capital gains for financial reporting purposes due to differences in the timing of realization of gains. For federal income tax purposes, the Portfolios had the following capital losses available at November 30, 1997, to offset future capital gains:

------------------------------------------------------------------------------
                                                  CAPITAL LOSS
                                   -------------------------------------------
                                                               EXPIRATION
                                    AMOUNT               FISCAL YEAR(S) ENDING
PORTFOLIO                            (000)                    NOVEMBER 30,
------------------------------------------------------------------------------
Money Market                       $     (4)                   2002-2004
Insured Long-Term                      (157)                        2005
------------------------------------------------------------------------------

F. At May 31, 1998, net unrealized appreciation of Insured Long-Term Portfolio investment securities for financial reporting and federal income tax purposes was $16,444,000, consisting of unrealized gains of $16,475,000 on securities that had risen in value since their purchase and $31,000 in unrealized losses on securities that had fallen in value since their purchase.

           At May 31, 1998, the aggregate settlement value of open futures contracts expiring in September 1998 and the related unrealized depreciation were:

-----------------------------------------------------------------------------
                                                             (000)
                                                  ---------------------------
                                   NUMBER OF       AGGREGATE
                                     SHORT        SETTLEMENT      UNREALIZED
PORTFOLIO/FUTURES CONTRACTS        CONTRACTS         VALUE       DEPRECIATION
-----------------------------------------------------------------------------
Insured Long-Term/
  U.S. Treasury Note                  30            $3,394           $(20)
-----------------------------------------------------------------------------

TRUSTEES AND OFFICERS

JOHN C. BOGLE
Senior Chairman of the Board and Director of The Vanguard Group, Inc., and of each of the investment companies in The Vanguard Group.

JOHN J. BRENNAN
Chairman, Chief Executive Officer, and Director of The Vanguard Group, Inc., and of each of the investment companies in The Vanguard Group.

ROBERT E. CAWTHORN
Chairman Emeritus and Director of Rhone-Poulenc Rorer, Inc.; Managing Director of Global Health Care Partners/DLJ Merchant Banking Partners; Director of Sun Company, Inc., and Westinghouse Electric Corp.

BARBARA BARNES HAUPTFUHRER
Director of The Great Atlantic and Pacific
Tea Co., IKON Office Solutions, Inc.,
Raytheon Co., Knight-Ridder, Inc., Massachusetts Mutual Life Insurance Co., and Ladies Professional Golf Association; Trustee Emerita of Wellesley College.

BURTON G. MALKIEL
Chemical Bank Chairman's Professor of Economics, Princeton University; Director of Prudential Insurance Co. of America, Amdahl Corp., Baker Fentress & Co., The Jeffrey Co., and Southern New England Telecommunications Co.

ALFRED M. RANKIN, JR.
Chairman, President, and Chief Executive Officer of NACCO Industries, Inc.; Director of NACCO Industries, The BFGoodrich Co., and The Standard Products Co.

JOHN C. SAWHILL
President and Chief Executive Officer of The Nature Conservancy; formerly, Director and Senior Partner of McKinsey & Co. and President of New York University; Director of Pacific Gas and Electric Co., Procter & Gamble Co., and NACCO Industries.

JAMES O. WELCH, JR.
Retired Chairman of Nabisco Brands, Inc.; retired Vice Chairman and Director of RJR Nabisco; Director of TECO Energy, Inc., and Kmart Corp.

J. LAWRENCE WILSON
Chairman and Chief Executive Officer of Rohm & Haas Co.; Director of Cummins Engine Co. and The Mead Corp.; Trustee of Vanderbilt University.


OTHER FUND OFFICERS

RAYMOND J. KLAPINSKY
Secretary; Managing Director and Secretary of The Vanguard Group, Inc.; Secretary of each of the investment companies in The Vanguard Group.

RICHARD F. HYLAND
Treasurer; Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies in The Vanguard Group.

KAREN E. WEST
Controller; Principal of The Vanguard Group, Inc.; Controller of each of the investment companies in The Vanguard Group.


OTHER VANGUARD OFFICERS

R. GREGORY BARTON
Managing Director, Legal Department.

ROBERT A. DISTEFANO
Managing Director, Information Technology.

JAMES H. GATELY
Managing Director, Individual Investor Group.

KATHLEEN C. GUBANICH
Managing Director, Human Resources.

IAN A. MACKINNON
Managing Director, Fixed Income Group.

F. WILLIAM MCNABB, III
Managing Director, Institutional Investor Group.

MICHAEL S. MILLER
Managing Director, Planning and Development.

RALPH K. PACKARD
Managing Director and Chief Financial Officer.

GEORGE U. SAUTER
Managing Director, Core Management Group.


  "STANDARD & POOR'S(R)," "S&P(R)," "S&P 500(R)," "STANDARD & POOR'S 500," AND
     "500" ARE TRADEMARKS OF THE MCGRAW-HILL COMPANIES, INC. FRANK RUSSELL
       COMPANY IS THE OWNER OF TRADEMARKS AND COPYRIGHTS RELATING TO THE
            RUSSELL INDEXES. "WILSHIRE 4500" AND "WILSHIRE 5000" ARE
                       TRADEMARKS OF WILSHIRE ASSOCIATES.

VANGUARD FAMILY OF FUNDS

STOCK FUNDS
Convertible Securities Fund
Equity Income Fund
Explorer Fund
Growth and Income Portfolio
Horizon Fund
    Aggressive Growth Portfolio
    Capital Opportunity Portfolio
    Global Equity Portfolio
Index Trust
    500 Portfolio
    Extended Market Portfolio
    Growth Portfolio
    Mid Capitalization Stock
      Portfolio
    Small Capitalization Growth
      Stock Portfolio
    Small Capitalization Stock
      Portfolio
    Small Capitalization Value
      Stock Portfolio
    Total Stock Market Portfolio
    Value Portfolio
Institutional Index Fund
International Equity Index Fund
    Emerging Markets Portfolio
    European Portfolio
    Pacific Portfolio
International Growth Portfolio
International Value Portfolio
Morgan Growth Fund
PRIMECAP Fund
Selected Value Portfolio
Specialized Portfolios
    Energy Portfolio
    Gold & Precious Metals
      Portfolio
    Health Care Portfolio
    REIT Index Portfolio
    Utilities Income Portfolio
Tax-Managed Fund
    Capital Appreciation
      Portfolio
    Growth and Income Portfolio
Total International Portfolio
Trustees' Equity Fund
    U.S. Portfolio
U.S. Growth Portfolio
Windsor Fund
Windsor II


MONEY MARKET FUNDS
Admiral Funds
    U.S. Treasury Money Market
      Portfolio
Money Market Reserves
    Federal Portfolio
    Prime Portfolio
Municipal Bond Fund
    Money Market Portfolio
State Tax-Free Funds
    (CA, NJ, NY, OH, PA)
Treasury Money Market Portfolio


BOND FUNDS
Admiral Funds
    Intermediate-Term U.S.
      Treasury Portfolio
    Long-Term U.S. Treasury
      Portfolio
    Short-Term U.S. Treasury
      Portfolio
Bond Index Fund
    Intermediate-Term Bond
      Portfolio
    Long-Term Bond Portfolio
    Short-Term Bond Portfolio
    Total Bond Market Portfolio
Fixed Income Securities Fund
    GNMA Portfolio
    High Yield Corporate Portfolio
    Intermediate-Term Corporate
      Portfolio
    Intermediate-Term U.S.
      Treasury Portfolio
    Long-Term Corporate
      Portfolio
    Long-Term U.S. Treasury
      Portfolio
    Short-Term Corporate
      Portfolio
    Short-Term Federal Portfolio
    Short-Term U.S. Treasury
      Portfolio
Municipal Bond Fund
    High-Yield Portfolio
    Insured Long-Term Portfolio
    Intermediate-Term Portfolio
    Limited-Term Portfolio
    Long-Term Portfolio
    Short-Term Portfolio
Preferred Stock Fund
State Tax-Free Funds
    (CA, FL, NJ, NY, OH, PA)

BALANCED FUNDS
Asset Allocation Fund
Balanced Index Fund
Horizon Fund
    Global Asset Allocation
      Portfolio
LifeStrategy Portfolios
    Conservative Growth
      Portfolio
    Growth Portfolio
    Income Portfolio
    Moderate Growth Portfolio
STAR Portfolio
Tax-Managed Fund
    Balanced Portfolio
Wellesley Income Fund
Wellington Fund

Q962-5/1998

(C) 1998 Vanguard Marketing
Corporation, Distributor.
All rights reserved.




[THE VANGUARD GROUP LOGO]

Post Office Box 2600
Valley Forge, Pennsylvania 19482


FUND INFORMATION
1-800-662-7447

INDIVIDUAL ACCOUNT SERVICES
1-800-662-2739

INSTITUTIONAL INVESTOR SERVICES
1-800-523-1036

www.vanguard.com
online@vanguard.com

All Vanguard funds are offered by prospectus only. Prospectuses contain more complete information on advisory fees, distribution charges, and other expenses and should be read carefully before you invest or send money. Prospectuses can be obtained directly from The Vanguard Group.